UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2021

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4B Gill Street, Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The NeuroMetrix, Inc. (the “Company”) Annual Meeting of Stockholders was held in a virtual format on May 11, 2021 (the “Annual Meeting”). Of the Company’s 3,796,147 shares of common stock issued and outstanding and eligible to vote as of the record date of March 1, 2021, a quorum of 1,908,380 shares, or 50.27% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 16, 2021. The following actions were taken at the Annual Meeting:

(a)
Election of the following nominees as Class II Directors of the Company, each to serve until the Company’s 2024 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

	Voted For	Withheld Authority
Shai N. Gozani, M.D., Ph.D.	540,596	88,999
David Van Avermaete	467,107	162,488

After the meeting, the Company’s Class I Director is vacant until such time as a nominee is appointed by the Board, and David E. Goodman, M.D. and Nancy E. Katz continued to serve as the Company’s Class III Directors for terms which expire in 2022.

(b)
Approval of the Company’s Twelfth Amended and Restated 2004 Stock Plan, which increases the number of shares of the common stock authorized for issuance thereunder by 500,000 shares, thereby increasing the total reserved shares under the Twelfth Amended and Restated 2004 Stock Plan from 439,980 shares to 939,980 shares. The voting results for this proposal were 400,294 votes for, 207,032 votes against, and 22,269 votes abstaining, with 1,278,785 broker non-votes.

(c)
Approval of the Company’s Fifth Amended and Restated 2010 Employee Stock Purchase Plan, which increases the number of shares of the common stock authorized for issuance thereunder by 150,000 shares and raises the plan’s annual increase to the lesser of 50,000 shares or 1% of the Corporation’s outstanding shares of common stock, thereby increasing the total reserved shares under the Fifth Amended and Restated 2010 Employee Stock Purchase Plan from 24,487 shares to 174,487 shares. The voting results for this proposal were 409,611 votes for, 198,852 votes against, and 21,132 votes abstaining, with 1,278,785 broker non-votes.

(d)
Ratification of the selection of Moody, Famiglietti & Andronico, LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2021.  The voting results were 1,855,566 votes for, 25,718 votes against, and 27,096 votes abstaining, with no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 11, 2021	/s/	THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer